UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2011

CEVA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-49842	77-0556376
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1943 Landings Drive, Mountain View, CA	94043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 417-7900

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 17, 2011, CEVA, Inc. (the “Company”) held its annual meeting of stockholders, at which the Company’s stockholders approved the following six proposals. The proposals are described in detail in the proxy statement for the annual meeting that the Company filed with the Securities and Exchange Commission on April 8, 2011.

Proposal 1: Election of Directors

	Votes For	Votes Withheld	Broker Non-Votes
Eliyahu Ayalon	16,503,533	138,836	2,193,892
Zvi Limon	15,872,911	769,458	2,193,892
Bruce A. Mann	14,739,522	1,902,847	2,193,892
Peter McManamon	16,538,228	104,141	2,193,892
Sven-Christer Nilsson	15,827,283	815,086	2,193,892
Louis Silver	15,707,643	934,726	2,193,892
Dan Tocatly	16,537,631	104,738	2,193,892
Gideon Wertheizer	16,522,365	120,004	2,193,892

Continuing as directors after the meeting are Eliyahu Ayalon, Zvi Limon, Bruce A. Mann, Peter McManamon, Sven-Christer Nilsson, Louis Silver, Dan Tocatly and Gideon Wertheizer.

Proposal 2: Approval of the 2003 Director Stock Option Plan

Amendment and restatement of the 2003 Director Stock Option Plan to increase the number of shares of common stock authorized thereunder by 400,000 shares was approved with 15,572,044 in favor, 1,047,636 against, 22,689 abstentions and 2,210,593 broker non-votes.

Proposal 3: Approval of the 2011 Equity Incentive Plan

Adoption of the 2011 Equity Incentive Plan was approved with 15,328,021 in favor, 1,304,700 against, 9,648 abstentions and 2,210,593 broker non-votes.

Proposal 4: Ratification of Appointment of Independent Auditors

Kost, Forer, Gabbay & Kasierer, a member of Ernst & Young Global, was ratified as the Company’s independent auditors for fiscal year 2011 with 18,136,762 in favor, 709,671 against and 6,529 abstentions.

Proposal 5: Named Executive Officer Compensation

A proposal to approve, in a non-binding vote, the compensation of the Company’s named executive officers was approved with 16,473,397 in favor, 161,119 against, 7,853 abstentions and 2,210,593 broker non-votes.

Proposal 6: Frequency of Executive Compensation Advisory Vote

A proposal to recommend, in a non-binding vote, the frequency of the non-binding stockholder vote approving the compensation of the Company’s named executive officers resulted in 12,782,729 voting for frequency of every year, 57,817 voting for frequency of every two years, 3,793,644 voting for frequency of every three years, 8,159 abstentions and 2,210,593 broker non-votes.

The Board has considered the vote of the Company’s stockholders as to the frequency of advisory votes to approve the compensation of the Company’s named executive officers and has determined that the Company will hold an advisory vote on executive compensation every year until the next advisory vote on frequency.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEVA, INC.

Date: May 23, 2011

By: /s/ Yaniv Arieli
Yaniv Arieli
Chief Financial Officer